UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): August 13, 2008

TECHPRECISION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Bella Drive
Westminster, MA 01473
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Copies to:
Asher S. Levitsky, P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 14, 2008, Techprecision Corporation (the “Company”) announced its financial results for the quarterly period ended June 30, 2008 and certain other information. A copy of the Company’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Item 7.01 Regulation F-D Disclosure

On August 13, 2008, the Company announced that it will conduct a conference call at 10:00 a.m. Eastern Time on August 15, 2008 to discuss the financial results for the quarterly period ended June 30, 2008.  A copy of the Company’s press release announcing this conference call is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the Exhibits, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 14, 2008
99.2	Press Release, dated August 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date; August 15, 2008	By:	/s/ James G. Reindl
Name: James G. Reindl
Title: Chief Executive Officer